CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2024
CAPITAL MANAGEMENT
Schedule of capital structure

	2023		2024
	Amount	Portion	Amount	Portion
Short-term debts	9,650	4.74%	11,525	5.27%
Long-term debts	58,351	28.66%	65,309	29.86%
Total debts	68,001	33.40%	76,834	35.13%
Equity attributable to owners of the parent company	135,576	66.60%	141,888	64.87%
Total	203,577	100.00%	218,722	100.00%

Schedule of debt-to-equity ratio

	2023	2024
Total interest-bearing debts	68,001	76,834
Less: cash and cash equivalents	(29,007)	(33,905)
Net debts	38,994	42,929
Total equity attributable to owners of the parent company	135,576	141,888
Net debt-to-equity ratio	28.76%	30.26%